SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

Regenicin, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	333-146834	27-3083341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 High Court, Little Falls, NJ	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 557-8914

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Auditors and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Auditor.

Effective February 1, 2022, Regenicin, Inc.’s (the “Company”) independent registered public accounting firm, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants (“Rotenberg”), combined with Marcum LLP. Rotenberg continued to operate as an independent registered public accounting firm as a wholly owned subsidiary of Marcum LLP.

Rotenberg served as the Company’s independent registered public accounting firm through the filing of the Company’s Report on Form 10-Q for the quarter ended June 30, 2020. The Company continued filing unaudited and unreviewed 10-Ks and 10-Qs through September 30, 2022. Effective September 21, 2022, Rotenberg withdrew from registration with the Public Company Accounting Oversight Board (PCAOB). Effective June 12, 2023, the Company engaged Marcum LLP to serve as the independent registered public accounting firm to audit and review its unaudited and unreviewed consolidated financial statements for the fiscal years ended 2020, 2021 and 2022. The decision to engage Marcum was approved by the Company’s board of directors.

Prior to retaining Marcum LLP, the Company did not consult with Marcum LLP regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed; (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (iii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

The Rotenberg’s audit reports on the consolidated financial statements of the Company for the fiscal years ended 2018 and 2019 (the last years audited) contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the consolidated financial statements of the Company for the fiscal years ended 2018 and 2019 contained an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended 2018 and 2019, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Rotenberg, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

During the fiscal years ended 2018 and 2019 there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K), other than the material weaknesses in internal controls identified by management related to (i) inadequate segregation of duties and effective risk assessment; and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines, that are disclosed in the Company’s form 10-Ks filed with the SEC on January 14, 2020 and January 15, 2019 and form 10-Qs filed with the SEC on February 20, 2018, May 21, 2018, August 14, 2018, February 19, 2019, May 20, 2019 and August 19, 2019.

The Company provided Rotenberg with its disclosures in this Current Report on Form 8-K and requested in writing that Rotenberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Rotenberg’s response is filed as an exhibit to this Current Report on Form 8-K.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regenicin, Inc.

By:	/s/ Randall McCoy
Randall McCoy President, Chief Executive Officer, Principal Executive Officer, and Director
September 14, 2023

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